Virtus Silvant Large-Cap Growth Stock Fund,

a series of Virtus Asset Trust

Supplement dated December 9, 2022 to the Summary Prospectus

and the Virtus Asset Trust Statutory Prospectus, each dated April 28, 2022, as supplemented

IMPORTANT NOTICE TO INVESTORS

Shareholders of Virtus Silvant Large-Cap Growth Stock Fund (the “Fund”) approved a change to the Fund’s fundamental policy and classification from a diversified fund to a non-diversified fund. The changes to the Fund’s fundamental policy are effective December 9, 2022. The resulting disclosure changes are described below.

Under “Principal Investment Strategies” in the Fund’s summary prospectus and summary section of the statutory prospectus, the following sentence is hereby added at the end the fourth paragraph: “The fund is non-diversified under federal securities laws.”

Under “Principal Risks” in the Fund’s summary prospectus and the Fund’s summary section of the statutory prospectus, the following disclosure is hereby added:

>	Non-Diversification Risk. The fund is not diversified and may be more susceptible to factors negatively impacting its holdings to the extent the fund invests more of its assets in the securities of fewer issuers than would a diversified fund.

In the section “More Information About Risks Related to Principal Investment Strategies” beginning on page 106 of the statutory prospectus, a row entitled “Non-Diversification” is hereby added to the table and an “X” will be added to the column showing risks of the Fund thereby indicating that this risk disclosure applies to the Fund.

Investors should retain this supplement with the Prospectuses for future reference.

VAT 8622/Silvant LCG Non-Diversified

Virtus Silvant Large-Cap Growth Stock Fund,

a series of Virtus Asset Trust

Supplement dated December 9, 2022 to the Statement of Additional Information (“SAI”),

dated April 28, 2022, as supplemented

IMPORTANT NOTICE TO INVESTORS

Shareholders of Virtus Silvant Large-Cap Growth Stock Fund (the “Fund”) approved a change to the Fund’s fundamental policy and classification from a diversified fund to a non-diversified fund. The changes to the Fund’s fundamental policy are effective December 9, 2022. The resulting disclosure changes are described below.

In the “Diversification of Funds” section on page 10, the disclosure is hereby replaced with the following:

Each Fund is diversified under the 1940 Act with the exception of Silvant Large-Cap Growth Stock Fund. Each Fund also intends to diversify its assets to the extent necessary to qualify for tax treatment as a regulated investment company under the Code. (For information regarding qualification under the Code, see “Dividends, Distributions and Taxes” in this SAI.)

In the “Investment Limitations” Section on page 71, under “Fundamental Investment Limitations,” Item (1) is hereby replaced with the following:

(1)	With respect to 75% of its total assets, purchase securities of an issuer (other than the U.S. Government, its agencies, instrumentalities or authorities or repurchase agreements collateralized by U.S. Government securities and other investment companies), if: (a) such purchase would, at the time, cause more than 5% of the Fund’s total assets taken at market value to be invested in the securities of such issuer; or (b) such purchase would, at the time, result in more than 10% of the outstanding voting securities of such issuer being held by the Fund. (This restriction does not apply to the Silvant Large-Cap Growth Stock Fund.)

Investors should retain this supplement with the SAI for future reference.

VOT 8622B/Silvant LCG Non-Diversified